Exhibit 10.18

RELIANCE RETAIL LIMITED Reliance Corporate Park, Building No. 4, Ground Floor, ‘C’ W Thane-Belapur Road, Ghansoli, Navi Mumbai-400701 INDIA Telephone : 022 -6767116 Fax : 022 -67671065

SELLER	PURCHASE ORDER

10000857

Borqs Hong Kong Limited (Hk)

Borgs International Holding Corp
Office B, 21/F. Legend Tower
7 Shing Yip Street, Kwun Tong,
Kowloon HONG KONG ISLAND
Pin Code       : 111111 HONG KONG
PHONE        :
FAX              : 852-21140183
E-mail           : subodh.sachan@borqs.com
Attention       :

Purchase Order : J102/4600004572 Date : 23.11.2015
Port of Origin: Port of Discharge: Shipment Date :

RRL NDC MH KURKUMBH

In accepting this PURCHASE ORDER, SELLER agrees to furnish the GOODS specified in full accordance with all conditions set forth herein and /I or attachments hereto. All drawings, designs, specifications and other data prepared by OWNER and related thereto are the property of the OWNER and must be returned to OWNER upon completion by SELLER of the obligations under this PURCHASE ORDER. The information contained herein is not to be released or disclosed for any other use or purpose other than for the execution of this PURCHASE ORDER. This formal PURCHASE ORDER constitutes the entire agreement and only written changes by way of an amendment to this PURCHASE ORDER will be legally binding. It is important that SELLER signs and returns the PURCHASE ORDER copy within three (3) days of receipt. No other form of acceptance will be accepted Failure to return the acceptance does not diminish the responsibilities as set forth herein, but may result in a delay to any payments that may be due and may be cause for termination of this PURCHASE ORDER.
Delivery Address: Reliance Retail Limited Distribution Centre D1 Durkumbh MIDC Industrial Area Pune Solapur Highway Pune – 413802, Maharashtra Tel:/Fax:	Total Base Value USD 21,000,000.00 USD
Email:
TOTAL ORDER VALUE: USD 21,000,000.00
DELIVERY DATE: 31.03.2016 Delivery Term: FOB Hong Kong Payment Terms: See Page inside.

BUYER: Chetan R. Mehta	For RRL NDC W MH KURKUMBH. Reliance Retail Limited	SELLER’s Acceptance Signature Title Date

REGISTERED OFFICE: 3rd Floor, Court House Lokmanya Tilak Marg, Dhobi Talao, Mumbia MUMBAI 400002

PURCHASE ORDER	Number JI02/4600004572 Dt. 23.11.2015
Page No: 1

No	Article No.	Vendor Article Number	Material Description	HTS Code	Color		Quantity	UOM	Base Cost Total Base MRP (INR)Value(USD)
1	581107912		Smartphone LS-5505)Black)	LS-5505			150,000	EA	140.00	21,000,000.00
			Grand Total =	150,000
				Total Basic value		USD				21,000,000.00
			Total Order Value			USD				21,000,000.00

Terms of payment:

Payment 90 days as agreed as per LC Terms(Suppliers Credit LC)

2. Buyer may elect extension of credit for goods / services covered under this PO whereupon the seller may extend the due date up to 180 days against irrevocable letter of credit issued by any Indian bank of repute which the seller may at his option negotiate/discount with mutually acceptable bank 180 days after bill of lading/AWB date. All resulting interest and banking charges shall be for buyers account.

Unless Vendor makes goods and if any short supply within agreed period, Reliance Retail reserves the right to deduct payment for any short supply attributable to Vendor. Shortage shall exclude damages after handover to the Reliance Freight forwarder, transit damages and damages during handing at Reliance side in India.

3. The above unit price includes 1.5% spares as FOC.

NOTES

It is understood and agreed that the supplier has received BIS certification/ registration for its products as prescribed by Govt of India under BIS Act, 1986 vide Public Notice- 5/2013 dtd. 14-03-2013 issued from the office of Commissioner of Customs, New Delhi. In case of non-compliance of above public notice. Customs Authorities may seize/ delay the clearance which would result in demurrage and detention charges. This shall be borne by the supplier.

MRP to be printed for supplies. However before printing final MRP label, supplier needs to take approval from respective buyer for completeness and correctness of the label for each supply.

Bill to address

Reliance Retail Limited

D1, KurKumbh Industrial Area,

Pune Solapur Highway,

Kurkumbh, Taluka-Daund,

Pune - 413105

Ship to address:-

Reliance Retail Limited

D1, Kurkumbh Industrial Area,

Pune Solapure Highway,

Kurkumbh, Taluka-Daund,

Pune - 413105

PURCHASE ORDER	Number JI02/4600004572 Dt. 23.11.2015
Page No: 2

Note(s):

1. It is essential that seller shall mention item No.& Item code along with corresponding Material Description and P.O. No as mentioned above, in the Delivery Challan(On-Shore Order) / Packing List (Off-shore Order) and invoice for ease of material Inwarding and Bill Processing. It is also essential that the Seller attaches a Tag / Sticker with each item indicating item Code & PO No. Faliure to do so may be the grounds for the rejection(s) or delay in release of payments(s).

2

PURCHASE ORDER

RELIANCE RETAIL LIMITED	Number : J01/4600004572
Reliance Corporate Park, Building No. 4, Ground	Date : 23.11.2015
Floor, ‘C’ W
Thane-Belapur Road, Ghansoli, Navi
Mumbai-400701 INDIA
Telephone : 022 -6767116
Fax : 022 -67671065

Terms and Conditions for Purchase of Goods Confidential

TERMS AND CONDITIONS FOR PURCHASE OF GOODS

These Terms and Conditions For Purchase of Goods (“Terms and Conditions” / “Terms”) are made and shall be effective from the date of the Purchase Order, by and between the Person purchasing the Goods and issuing the Purchase Order (hereinafter described as “Buyer”/ “Owner” which term shall mean and include its successors and assigns) and the Person selling the Goods and accepting the Purchase Order (hereinafter described as “Supplier” / “Seller “ which term shall mean and include its successors and permitted assigns). Each a “Party” and collectively as “Parties”.

1. DEFINITIONS: Capitalized terms used herein shall have the meaning ascribed herein or elsewhere in the Terms:

1.1 “Acceptance” shall mean the successful completion of all Acceptance Tests and Buyer’s determination that the Goods fully comply with all requirements and functionalities as set forth in the Purchase Order and/or any document containing Acceptance Test criteria, as evidenced by Buyer’s issuance of a signed Acceptance Certificate.

1.2 “Acceptance Certificate” shall mean and include a signed certificate issued by Buyer confirming Buyer’s Acceptance of the Goods.

1.3 “Acceptance Test(s)” shall mean the tests undertaken by Buyer or third party on its behalf, with or without the help or presence of Supplier, for determining whether or not the Deliverables delivered by the Supplier confirms to all Documentation, specifications, standards, quality and requirements of the Buyer.

1.4 “Affiliate” shall mean with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person through one or more intermediaries.

1.5 “Applicable Law” shall mean any applicable legislative enactment or statutes, declaration, decree, ordinances, rules and regulations, or any policy or directive of or by, any governmental authority or rulings of the courts, or any license, permit, or other authorization of governmental authority under such Applicable Laws and conditions of such license, permit, or other authorization, in each case as in effect from time to time and shall include Applicable Law that applies to Buyers or its Affiliates for the due, proper and timely compliance of which Buyer or its Affiliates are wholly or partially dependent upon Supplier’s performances under these Terms.

1.6 “Back Charges” shall mean all the costs (including reasonable appropriation of cost of internal resources or Buyer and its Affiliates), additional prices, expenses, charges, taxes, duties, interests and penalties and shall include the following:

(a) price (at net delivered cost) difference between the price of goods same or similar to the Goods procured by Buyer from an alternate supplier and the Price of the Goods hereunder;

3

PURCHASE ORDER

RELIANCE RETAIL LIMITED	Number : J01/4600004572
Reliance Corporate Park, Building No. 4, Ground	Date : 23.11.2015
Floor, ‘C’ W
Thane-Belapur Road, Ghansoli, Navi
Mumbai-400701 INDIA
Telephone : 022 -6767116
Fax : 022 -67671065

Terms and Conditions for Purchase of Goods Confidential

(b) any labour hired by Buyer at the rates paid by Buyer plus 50% of such rates to cover payroll additives;

(c) equipment and tools rented at rates paid by Buyer; and

(d) a margin of 100% of items (a) and (b) above in order to cover Buyer’s indirect costs, overhead, and supervision and administration costs.

1.7 Buyer Indemnified Parties” shall mean the Buyer, Buyer’s past, present and future Affiliates and their respective past, present and future shareholders, directors, officers, contractors, agents, representatives and employees and Persons using Goods through Buyer and its Affiliates.

1.8 “Confidential Information” shall mean and include any information obtained by a Party (the “Receiving Party”) from or on behalf of the other Party (the “Disclosing Party”) that relates to past, present, or future business activities of the Disclosing Party or its subsidiaries or Affiliates, or their respective employees, customers or third party Suppliers, suppliers or contractors, including the Goods, Prices and specifications and other terms and conditions, information exchanged in the course of negotiating the Purchase Order and any information relating to the applicable Party’s plans, pricing, methods, methodologies, processes, financial data, lists, Intellectual Property Rights, customer information, apparatus, statistics, programs, research, development, trade secrets and/or information technology.

1.9 “Dead on Arrival” shall mean Goods that are defective or found damaged during first inspection or fails during initial power-on, initial installation or self-test.

1.10 “Defect” means any defect, deficiency, error, failure, flaw, omission, non-conformance, damage, fault, inadequacy or discrepancy in the Goods.

1.11 “Deliverables” means any combination of Goods, Services and Documentation as described in the Purchase Order and/or in the Annexure(s) to the Purchase Order.

1.12 “Delivery Point” means the place or location identified for delivery of the Goods as set forth in the Purchase Order.

1.13 “Delivery Schedule” means the schedule and/or the delivery dates for delivery of the Goods and Deliverables as set out in the Purchase Order.

1.14 “Delivery Terms” means the terms for the delivery of the Goods, including the Delivery Schedule, Delivery Points and shipping terms, as set out in the Purchase Order. Except as otherwise specified in the Purchase Order, terms for the delivery of the Goods shall incorporate the INCOTERMS 2010.

4

PURCHASE ORDER

RELIANCE RETAIL LIMITED	Number : J01/4600004572
Reliance Corporate Park, Building No. 4, Ground	Date : 23.11.2015
Floor, ‘C’ W
Thane-Belapur Road, Ghansoli, Navi
Mumbai-400701 INDIA
Telephone : 022 -6767116
Fax : 022 -67671065

Terms and Conditions for Purchase of Goods Confidential

1.15 “Documentation” means any and all documents including, data, certificates, specifications, drawings, manufacturing record books, manuals, pre-dispatch inspection certificates, quality test certificates, those related to invoicing, taxation, imports and such other documents as may be required to be furnished by Supplier in accordance with or pursuant to a Purchase Order, and further includes in case of:

Hardware elements in the Goods: standard user manuals, training materials and/or any other material Supplier provides to Buyer, either in printed or machine-readable form, which describes the capabilities and functionality of the Goods supplied and services to be performed by Supplier. Documentation may include technical, operational and other requirements, examples, proposals, literature and/or other documents to be furnished to Buyer.

Software elements in the Goods: standard documents (both in printed and electronic form) such as documents for storing, loading, installing, executing, displaying, analysis, design, customization, configuration, training of or in relation to Deliverables, knowledge transfer during and post implementation of the Deliverables, business process flow maps and diagrams of Deliverables, documents required for enhancement, development, implementation, interfacing, interoperability, compatibility and/or integration purposes. Documentation shall also include all e-learning materials related to the Deliverables;

1.16 “Epidemic Failure” means failure of Goods resulting from Defects in material, workmanship, manufacturing process and/or design deficiencies attributable to Supplier, including but not limited to use of components with inherent or latent Defects, or consistent mis-adjustments during manufacture. Epidemic Failure shall include any known problem which, in Buyer’s reasonable opinion, creates a risk to the health or safety of natural persons, living beings and tangible or real property. Epidemic Failures also includes: (a) product failure(s) attributable to a single root cause; or (b) a product failure attributable to multiple root causes; (c) any other criteria laid down in the Purchase Order;

1.17 “Goods” shall mean the goods, items, materials, equipment, supplies, Documentation and the likes to be supplied by Supplier and shall include all items listed in Purchase Order (including Bill of Material), spare parts, raw materials, processed or fabricated materials, equipment, equipment components and any Software;

1.18 “Incoterms” unless otherwise specified in the Purchase Order, shall mean the International Chamber of Commerce’s official rules for the interpretation of trade terms 2010 edition;

1.19 “Intellectual Property Rights” means all intellectual property rights including, but not limited to, patents, trade secrets, trademarks, service marks, trade names, copyrights and other rights in works of authorship (including rights in computer software), rights in logos and get up, inventions, moral and artists’ rights, mask work rights, design rights, trade or business names, domain names, know-how, trade secrets, database rights and semi-conductor topography rights and all intangible rights and privileges of a similar nature analogous or allied to any of the above in every case whether or not registered or unregistered and all rights or forms of protection of a similar nature in any country;

5

PURCHASE ORDER

RELIANCE RETAIL LIMITED	Number : J01/4600004572
Reliance Corporate Park, Building No. 4, Ground	Date : 23.11.2015
Floor, ‘C’ W
Thane-Belapur Road, Ghansoli, Navi
Mumbai-400701 INDIA
Telephone : 022 -6767116
Fax : 022 -67671065

Terms and Conditions for Purchase of Goods Confidential

1.20 “Person” shall mean any individual, firm, corporation, association of persons, limited liability company, voluntary association, partnership, joint venture, trust, limited organization, society, unincorporated organization, governmental authority or other legal entity or organization holding legal recognition;

1.21 “Purchase Order” shall (i) mean a purchase order together with all annexures, attachments or amendments thereof issued by Buyer and/or its Affiliates to Supplier and (ii) deem to include the terms and condition contained herein;

1.22 “Software” means any software embedded or required for the use or operation of the Goods including in accordance with Documentation and further includes, without limitation, all versions and all Updates and Upgrades and all component tools, diagnostic tools interfaces, libraries, plug ins, adaptors, elements and functionalities to the Software, Updates and Upgrades;

1.23 “Updates” shall mean updates, error corrections and modifications or enhancements to the Software not introducing new material functionality to be installed and delivered to Buyer free of cost, as and when released;

1.24 “Upgrades” shall mean new Software releases (including point releases), revisions , version changes or enhancements to the Software introducing new material functionality, furnished, installed and delivered to Buyer, as and when released and shall include any software which comes into existence after the issue of Purchase Order as a result of renaming or rebranding of the Software or any successor software.

2. ORDER AND ACCEPTANCE

2.1 Supplier shall accept the Purchase Order in writing within five (5) days (or such other time period as may be mentioned in the Purchase Order) of receipt of the Purchase Order, however if the acceptance is not provided within ten (10) days of receipt of the Purchase Order or upon Supplier’s commencement of performance, the Purchase Order, at Buyer’s discretion, may be deemed to have been accepted and shall be binding on and irrevocable by the Supplier. Any additional or different terms in Supplier’s acceptance, invoice or other document shall be construed as non-binding and shall not become part of the Purchase Order or agreement between the Parties, unless Buyer agrees in writing to the additional terms and in absence of the same the Purchase Order and these Terms shall govern the transaction between the Parties.

2.2 If there is a conflict between the provisions of this Terms and Conditions and Purchase Order the following order of priority will control: (a) Purchase Order; and (b) these Terms and Conditions.

6

PURCHASE ORDER

RELIANCE RETAIL LIMITED	Number : J01/4600004572
Reliance Corporate Park, Building No. 4, Ground	Date : 23.11.2015
Floor, ‘C’ W
Thane-Belapur Road, Ghansoli, Navi
Mumbai-400701 INDIA
Telephone : 022 -6767116
Fax : 022 -67671065

Terms and Conditions for Purchase of Goods Confidential

3. CHANGES TO THE PURCHASE ORDER

3.1 Buyer reserves the right to change product, technical, Delivery Point, Delivery Schedule, Delivery Terms, or other specifications for the Deliverables at any time, upon reasonable advance written notice to Supplier.

3.2 In case of any changes required by the Buyer for the Deliverables has any material impact on the specifications, rates or Delivery Dates, the Supplier shall prepare a proposal and submit to Buyer with respect to such change as required, no later than 15 (fifteen) days after receipt of Buyer’s request failing which the changes proposed by the Buyer shall become binding and irrevocable on Supplier without any change to the rates, Delivery Date, Delivery Point or Delivery Terms. In the proposal the Supplier may propose an equitable adjustment in the Price or Delivery Schedule and the Buyer on receipt of the proposal, may at its sole discretion, accept or reject the proposal, and issue a supplementary or revised Purchase Order.

4. INSPECTION AND DELIVERY OF GOODS

4.1 Prior to delivery by Supplier, Buyer reserves the right to inspect and test the Goods (either itself or through a third party appointed by the Buyer) and to reject any of the Goods which are found to be faulty, or which do not meet the requirements, or specifications of the Buyer. Supplier shall inform Buyer when the Goods are manufactured and before packing the same and also prior to delivery of the Goods. The costs for such inspections shall be as specified in the Purchase Order.

Notwithstanding any other inspections or testing’s as may be required towards Acceptance, the Buyer may, at its discretion, require the following inspections:

Pre-Dispatch Inspections: Buyer shall have the right to inspect, examine and test the Goods at Supplier’s premises or factory. Buyer’s authorized representative shall be provided necessary tools, equipment’s and free access during working hours to Supplier’s plants, and Supplier agrees to procure a similar right for Buyer as regards the premises of any subcontractor.

Post-Delivery Inspections: Buyer shall have the right to inspect, examine and test the Goods at the Delivery Point or any other location.

4.2 Inspection by government or statutory bodies: Supplier shall permit and provide all reasonable co-operation to allow any government or statutory body having jurisdiction over the Buyer to inspect or audit the Goods, packing material, manufacturing facility, storage or warehouse facility, delivery vessel etc.

4.3 Delivery Date: Time is of the essence of these Terms and Conditions. On time delivery is defined as plus three days early or minus zero days late from the Delivery Schedule to the Delivery Point specified on the Purchase Order. If Goods are delivered more than three days prior to the Delivery Schedule, the Buyer may, in its discretion, return Goods at Supplier’s expense or accept the delivery and recover the cost of storage from the Supplier or delay processing the corresponding invoice until the actual Delivery Schedule. If Supplier makes a shipment that is in excess of the quantity specified in the Purchase Order, Buyer may return excess Goods at Supplier’s expense. Supplier shall be responsible for all risk and expenses to return the over shipments and early shipments to Supplier.

7

PURCHASE ORDER

RELIANCE RETAIL LIMITED	Number : J01/4600004572
Reliance Corporate Park, Building No. 4, Ground	Date : 23.11.2015
Floor, ‘C’ W
Thane-Belapur Road, Ghansoli, Navi
Mumbai-400701 INDIA
Telephone : 022 -6767116
Fax : 022 -67671065

Terms and Conditions for Purchase of Goods Confidential

4.4 Delays: The Supplier shall immediately notify the Buyer in writing of any actual or anticipated delays in the manufacturing or delivery of the Goods and in any event no later than five (5) days upon becoming aware of the same. Such notice shall include all details regarding the cause of any delay, an estimate of the period of delay, and corrective actions being taken or to be taken by the Supplier and the sub-sellers. Without prejudice to any other rights and remedies of the Buyer for any delayed delivery, if Buyer considers that corrective actions being taken by Supplier are insufficient or, if within a reasonable period as determined by Buyer, Supplier does not improve its performance to meet requirements, Buyer may require and Supplier shall promptly implement, specific additional measures such as an increase in Supplier’s management, staff and work forces, overtime operations, additional days of work per week or the like. No increase of the Price shall be payable for Supplier’s efforts arising from such measures.

4.5 Consequence of delay: If delivery of Goods are not completed by the Delivery Schedule, Buyer reserves the right at its sole discretion, without liability and in addition to all its other rights and remedies to (1) terminate the Purchase Order by written notice and to purchase substitute items elsewhere and charge Supplier with any excess cost, damages or loss incurred, or (2) request that Supplier at its expense, ship by expedited means. Acceptance of late deliveries shall not be deemed a waiver of Buyer’s right to hold Supplier liable for any loss or damage resulting therefrom, nor shall it act as a modification of Supplier’s obligation to make future shipments in accordance with the agreed Delivery Schedule.

4.6 Packing and protection of Goods. Unless provided in the Purchase Order, Supplier is responsible for packing and transporting the Goods to the Delivery Point. Supplier shall preserve, package, handle, and pack Goods so as to protect Goods from loss or damage in transit and in conformance with (i) good commercial practice according to the nature of the Goods and in a manner appropriate for safe and secure transit according to the distance and destination, (ii) any specific Buyer’s specifications, (iii) in compliance with Applicable Laws, (iv) comply with requirements of common carriers; (v) clearly mark items specially packed for any reason (e.g. climatic exposure, contamination, expiration or end use date, etc.); and (vi) comply with such other conditions as may be specified in the Purchase Order. Regardless of when title and/or risk of loss passes from Supplier to Buyer, Supplier shall be responsible for any loss or damage due to its failure to properly preserve, package , handle, or pack Goods and the Buyer shall not be required to assert any claims for such loss or damage against the carrier involved. Unless otherwise agreed in writing by the Buyer, all packing cases and materials are non-returnable and shall become the property of the Buyer.

4.7 Packing List. Each delivery of Goods to the Buyer shall include a packing list that contains at least: (i) the Purchase Order number; (ii) the description of the Goods; (iii) the quantity shipped; (iv) the date of shipment; and (v) such other information or documents as mentioned in the Purchase Order. The packing list must correspond with the information on the invoice.

8

PURCHASE ORDER

RELIANCE RETAIL LIMITED	Number : J01/4600004572
Reliance Corporate Park, Building No. 4, Ground	Date : 23.11.2015
Floor, ‘C’ W
Thane-Belapur Road, Ghansoli, Navi
Mumbai-400701 INDIA
Telephone : 022 -6767116
Fax : 022 -67671065

Terms and Conditions for Purchase of Goods Confidential

4.8 Dead on Arrival. In the event of Goods which are Dead on Arrival, then the Supplier shall replace such Goods within one (1) day from the date of notification of Dead on Arrival by the Buyer to Supplier and delivery of such Goods shall be made at Delivery Point, and if required the Supplier shall accelerate its production schedule for replacement of such products in order to achieve the original “on time” delivery at no additional cost to Buyer. Supplier shall bear all costs, taxes, duties, loss of any tax/duty benefits, cost of transportation, storage and documentation involved in re-shipment of Goods which are Dead on Arrival and shipment of correct Goods. Deliveries which are Dead on Arrival shall not excuse Supplier from its other obligations and liabilities herein for delayed delivery or breach of these Terms and Conditions and/or Purchase Order. Including payment of liquidated damages or Buyer’s encashment or invocation of any securities.

4.9 Import Requirements: In the event the Goods are imported by the Buyer, the Supplier shall additionally ensure the following:

(i) To notify Buyer when Goods are ready for shipment, but shall not ship such Goods unless the Buyer informs the SCN (Shipment Control Number) to the Supplier in writing.

(ii) To provide all Documentations required for clearance of Goods and Documentations at the ports located in the country of the Delivery Point.

(iii) Not to dispatch part shipments unless specifically agreed by the Buyer in writing.

(iv) In case of high sea sales, the Parties shall mutually agree the process for imports and shall execute additional documentations to effect the sales.

(v) In order to comply with Indian customs circular (CBEC Circular No.- 26 dated 19th July, 2013), Supplier shall ensure that there is no difference in the unit of measurement between the unit of measurement mentioned in Harmonic Code under the customs tariff of India and all shipping Documentations as well as invoice.

(vi) If applicable as per the public notice, the requirement is for only specified Goods, the Goods shall be Bureau of Indian Standards certified/ registered as prescribed by Government of India under Bureau of Indian Standards Act, 1986 vide Public Notice- 5/2013 dated 14-03-2013 issued from the office of Commissioner of Customs, New Delhi.

5. ACCEPTANCE, TESTING AND REJECTION OF DELIVERABLE

5.1 Goods shall be considered or deemed accepted only upon issuance of a written and physically signed Acceptance Certificate by Buyer. Any inspection, pre-delivery or pre-order testing or evaluation or any payment for the Goods delivered, or failure or delay to do so, shall not constitute Acceptance of such Goods. Goods required by Buyer to be corrected or replaced shall be subject to the same inspection and warranty provisions as per these Terms and Conditions and the Purchase Order. Buyer reserves the right to charge Supplier for expenses of inspection for Goods which do not conform to the specifications.

9

PURCHASE ORDER

RELIANCE RETAIL LIMITED	Number : J01/4600004572
Reliance Corporate Park, Building No. 4, Ground	Date : 23.11.2015
Floor, ‘C’ W
Thane-Belapur Road, Ghansoli, Navi
Mumbai-400701 INDIA
Telephone : 022 -6767116
Fax : 022 -67671065

Terms and Conditions for Purchase of Goods Confidential

5.2 If during the Acceptance Testing the Goods fails to pass Acceptance Tests despite Supplier’s efforts of correction, Buyer may at its sole option and discretion and without prejudice to any other rights Buyer may have against Supplier including encashment or invocation of any or all securities, cancel the Purchase Order and/or be entitled to refund of any and all amounts paid by Buyer to Supplier towards the Goods along with the Back Charges and all other charges with respect to transportation, storage etc.

5.3 If in the opinion of Buyer, the recall of any Goods is warranted or is necessitated, due to any Defects or any non-compliance or likely non-compliance of any Goods with Applicable Laws at the time of the initial time of sale of the Goods or for safety concerns, all costs of the recall of the Goods shall be borne by Supplier alone, including but not limited to cost related to logistics, repair or replacement of recalled Goods.

5.4 The provisions of this Section shall not in any manner impair, reduce or restrict the warranty obligations of Supplier under these Terms and Conditions and Purchase Order.

6. TRANSFER OF TITLE AND RISK OF LOSS

6.1 Passage of Title: Unless otherwise stated in the Purchase Order, all Goods supplied by Supplier shall become the property of Buyer upon (a) delivery; (b) when the Buyer has made any payment in respect of the Goods, whichever is earlier. In the event of high sea sales, the title in the Goods shall transfer from Supplier to Buyer upon transfer or endorsement of necessary shipping documents (including airway bill or bill of lading, as applicable) from Supplier to Buyer.

6.2 Risk of Loss: Notwithstanding the foregoing, Supplier shall be responsible for and shall bear any and all risk of loss or damage to the Goods until delivery; provided that, any loss or damage, whenever occurring, which results from Supplier’s non-conformance with the terms of this Terms and Conditions, shall be borne by Supplier. In any event, the Supplier shall not divert Goods or any part thereof to another purchase order which is placed on the Supplier by the Buyer, without the Buyer’ s prior written consent.

7. LIQUIDATED DAMAGES

7.1 The Parties agree that damages for delay in delivery of whole or part of Deliverables are difficult to calculate accurately and cannot be reasonably determined at the time of issuance of the Purchase Order, and therefore the Parties agree that Buyer shall be entitled to charge or recover liquidated damages as set forth in this Section. The Parties agree that liquidated damages are intended to compensate Buyer for the delayed performance by Supplier and are not a penalty and are in addition to all other rights and remedies of the Buyer under this contract (including, equity and under any Applicable Laws.

10

PURCHASE ORDER

RELIANCE RETAIL LIMITED	Number : J01/4600004572
Reliance Corporate Park, Building No. 4, Ground	Date : 23.11.2015
Floor, ‘C’ W
Thane-Belapur Road, Ghansoli, Navi
Mumbai-400701 INDIA
Telephone : 022 -6767116
Fax : 022 -67671065

Terms and Conditions for Purchase of Goods Confidential

7.2 In the event Supplier delays to timely supply Deliverables as per the Delivery Schedule set forth in the Purchase Order, Buyer may impose liquidated damages at the rate of two per cent (2%) of the value of the Deliverables delayed (“Goods Delayed”) for each week of delay or part thereof subject to a maximum liquidated damages in the amount of ten per cent (10%) of the Price in relation to the Deliverables delayed.

7.3 If any Deliverables that are delivered as per the Delivery Schedule set forth in the applicable Purchase Order cannot be put to use by Buyer because of any delay in delivery of the balance of the Deliverables and/or any third party software or other materials cannot be put to the desired use by Buyer due to delay in delivery of Deliverables or any part thereof (“Items Affected by Delay”), then Buyer may impose liquidated damages at the rate of two percent (2%) of the combined value of the Goods Delayed and the Items Affected by Delay (“Combined Value”) for each week of delay or part thereof subject to a maximum liquidated damages in the amount of ten percent (10%) of the Combined Value.

7.4 Buyer may set-off liquidated damages due to Buyer from any sum due and payable to Supplier, or that may become due and payable to Supplier. If funds due to Supplier are insufficient to completely set-off the liquidated damages, Supplier shall within fifteen (15) days of written demand from Buyer pay the deficient amount.

8. SOFTWARE LICENSE

8.1 Supplier hereby grants to Buyer and its Affiliates, and to all third parties operating for or under Buyer and its Affiliates, an unlimited, non-exclusive, transferable, worldwide, irrevocable and perpetual license to use, modify and create derivatives of the Software and to use Supplier’s Intellectual Property Rights whether or not embodied in such Software for the purpose of using, testing, diagnosis or maintenance or modification of the Goods.

8.2 Supplier shall supply, license (under the above terms) and install all Updates and Upgrades the Software simultaneous to the release of the same to any other customer of Supplier or any of its Affiliates.

8.3 Without prejudice to the Supplier’s representations, warranties and indemnities herein, should any Software contain or access open source code or libraries or other free wares, the Supplier shall disclose details of such use or access writing prior to acceptance of the Purchase Order and shall provide all the support in relation thereto. Supplier shall, at all times keep such open source software and free wares updated.

8.4 The license granted hereunder, shall not be modified by any click-wrap or shrink-wrap or similar contract/ agreement and such similar agreements and Supplier agrees this Terms and Conditions shall explicitly exclude all conflicting terms in any such click-wrap or shrink-wrap or similar contracts/ agreements notwithstanding any manifestation of assent that may be caused or implied through Buyer or its Affiliates use or installation of the Software.

11

PURCHASE ORDER

RELIANCE RETAIL LIMITED	Number : J01/4600004572
Reliance Corporate Park, Building No. 4, Ground	Date : 23.11.2015
Floor, ‘C’ W
Thane-Belapur Road, Ghansoli, Navi
Mumbai-400701 INDIA
Telephone : 022 -6767116
Fax : 022 -67671065

Terms and Conditions for Purchase of Goods Confidential

9. REPRESENTATIONS AND WARRANTIES

9.1 General warranties: Supplier represents and warrants to Buyer that its execution, delivery, and performance of this Terms and Conditions and Purchase Order will not constitute (i) a violation of any Applicable Laws; (ii) a default under any material contract by which it or any of its material assets are bound; or (iii) an event that would, with notice or lapse of time, or both, constitute such a default as described in (ii) above. Further, Supplier represents and warrants that: (i) it has the requisite power and authority to accept and perform these Terms and Conditions and the Purchase Order and to carry out the transactions contemplated herein; and (ii) the execution, delivery and performance and the consummation of the transactions contemplated by these Terms and Conditions and the Purchase Order have been duly authorized by the requisite action on the part of Supplier.

9.2 Goods Warranties: Supplier warrants that the Deliverables or any part thereof shall:

a) be free from actual or latent defects and deficiencies in design, material, workmanship, and performance under standard operating conditions;

b) be of merchantable quality and be fit for the purpose for which they were ordered by Buyer;

c) be new and of the quality as specified in the applicable standards (if no quality is specified) and in the Documentation and samples, if any, provided by Supplier and approved by Buyer;

d) operate without error and strictly conform to and comply with in all respects to the terms of the Purchase Order, Documentation, specifications, drawings, samples and descriptions;

e) be free from any and all liens, claims, encumbrances and other restrictions;

f) the Software shall be free from any computer virus, worms, trojans, spyware, malware, disabling code or devices or malicious, destructive or corrupting code; program, or macro and shall be free of any hardware / software locks or otherwise hostile, damaging or disabling to Buyer’s or Buyers’ customers’ existing information systems or components thereof or breach national security of India, in any manner;

g) the Deliverables shall not violate or infringe any third party Intellectual Property Rights and no claim of such infringement been threatened or asserted, nor is such a claim pending against Supplier or any of Supplier’s Affiliates;

h) any third party software provided by Supplier or included in Software shall be supported and be the sole responsibility of the Supplier;

i) are provided with and accompanied by all information and instructions necessary for maintenance and proper and safe use;

12

PURCHASE ORDER

RELIANCE RETAIL LIMITED	Number : J01/4600004572
Reliance Corporate Park, Building No. 4, Ground	Date : 23.11.2015
Floor, ‘C’ W
Thane-Belapur Road, Ghansoli, Navi
Mumbai-400701 INDIA
Telephone : 022 -6767116
Fax : 022 -67671065

Terms and Conditions for Purchase of Goods Confidential

j) shall not degrade documented functionality of existing Software being used by Buyer;

k) shall be free from any Hazardous Substance where the term “Hazardous Substance” means any material, emissions, discharges, substance, chemical, element, compound, mixture, pollutant, contaminant or toxic or hazardous material, substance or waste that is designated, defined, listed, classified or regulated by any Applicable Law; and

1) have been designed, manufactured and delivered in compliance with all Applicable Laws, including environmental, industrial health and safety regulations and accident prevention regulations, labor law and good industry practice.

9.3 Supplier additionally agree that:

a) The above representations and warranties shall survive any delivery, inspection, Acceptance or payments for any Deliverables.

b) Reasonably co-operate with third party service providers as directed by Buyer to the extent necessary for the implementation of Buyer’s systems subject to suitable confidentiality agreements with such third party service providers.

9.4 Warranty service for certain breaches of the foregoing warranties shall be provided by Supplier to Buyer for such as may be provided in the Purchase Order or for a period starting delivery of the Goods and for a period of sixty (60) months from the date of Acceptance, whichever higher (“Warranty Period”). Supplier shall, at its sole costs, immediately following notification by Buyer during the applicable warranty period and within such time as may be specified by Buyer, take all actions necessary to replace, correct any Defect, error or any other failure in the Goods which cause a breach of the warranties set out herein. In case required by the Buyer, Supplier shall provide a standby Goods till the original Goods is successfully repaired or replaced. The Goods shall be redelivered within a reasonable period as allowed by the Buyer. Any failure by Buyer to identify any such non-compliance or deficiencies shall in no way relieve Supplier of its responsibility during the term of the applicable warranty period, to promptly make such modifications, repairs, replacement or corrections as required. In case the Supplier is not able to replace the Goods which caused or may cause breach of warranty, the Supplier shall refund any Price paid by the Buyer and taxes, duties, fees etc. that may have been paid or incurred by the Buyer for such Goods to the Supplier and shall pay Back Charges and in addition to this the Buyer may pursue any other remedy available in Applicable Law or in the contract.

9.5 Supplier shall maintain sufficient stock of spares for a minimum period of ten (10) years from the date of declaration of end of life of the Goods by the Supplier. Supplier further warrants that the spare parts in relation to the Goods shall also have same warranties as those provided in respect of the Goods.

13

PURCHASE ORDER

RELIANCE RETAIL LIMITED	Number : J01/4600004572
Reliance Corporate Park, Building No. 4, Ground	Date : 23.11.2015
Floor, ‘C’ W
Thane-Belapur Road, Ghansoli, Navi
Mumbai-400701 INDIA
Telephone : 022 -6767116
Fax : 022 -67671065

Terms and Conditions for Purchase of Goods Confidential

9.6 Epidemic Failure:

9.6.1 Unless otherwise provided in the Purchase Order, an “Epidemic Failure” shall be deemed to have occurred if, (i) more than five percent [5%] of any Goods sold and delivered to Buyer under the Purchase Order or (ii) two percent (2%) of the total Goods delivered to Buyer, whichever is lower, fails to operate or perform in full compliance with applicable Documentation during a period starting from the date of delivery and up to five (5) years after Acceptance (“Epidemic Failure Period”), and/or in accordance with the Warranties and/or such other criteria as specified in the Purchase Order. Epidemic Failure shall further include any problem which, in Buyer’s reasonable opinion, creates a risk to the health or safety of natural persons, living beings and tangible or real property.

9.6.2 Buyer shall promptly notify Supplier of an Epidemic Failure experienced by it (“Buyer’s Notification”). Upon receipt of Buyer’s Notification , Supplier shall determine the cause of the Epidemic Failure and shall at its sole cost (including any direct costs associated with the de-installation and re-installation of the Goods), repair or replace the Goods diligently and promptly to eliminate the Defect within a period of fifteen (15) days from the receipt of Buyer’s Notification (“Epidemic Failure Cure Period”) in such lot, batch or shipment of the Goods and any other lot, batch or shipment of the Goods including the Goods in Buyer’ s inventory. Buyer will, upon request by Supplier, provide all necessary assistance as reasonably required by Supplier in this regard at Supplier’s costs and expense including determining the root cause of such Epidemic Failure and shall promptly provide the results of its root cause analysis and Supplier’s proposed remedial plan.

9.6.3 Upon the occurrence of an Epidemic Failure, Buyer may, at its option, either suspend or cancel all outstanding Purchase Orders or part thereof, including those Purchase Orders under which Supplier has shipped, but not delivered to Buyer, the Goods affected by the Epidemic Failure. Additionally, without prejudice to any other rights and remedy that Buyer may have, Supplier shall in respect of each occurrence of Epidemic Failure be liable to pay Buyer, an amount equal to 200% of the aggregate value of all delivered Goods by way of non-conformance compensation and Buyer shall be entitled to adjust or set-off the same against any amounts payable by Buyer to Supplier.

9.6.4 If such Epidemic Failure is not remedied within the Epidemic Failure Cure Period, then in addition to all other rights and remedies of Buyer, Buyer will have the right to resell to Supplier for cash payment at original cost all the Goods sold to the Buyer through the date of such termination plus 100% of the original cost of all such Goods (the original cost of all the Goods shall be the Price, duties, transportation, clearing and forwarding costs, storage and insurance costs, and payments for any direct costs associated with the de-installation and re-installation of similar products) including the Goods (i) in Buyer’s inventory and (ii) in Buyer’s distribution channels and in addition to the aforesaid claim for Back Charges from the Supplier.

9.6.5 Supplier shall at all times defend, indemnify Buyer Indemnified Parties and hold Buyer Indemnified Parties harmless against all direct and consequential losses, damages, costs and claims made or accrued against Buyer as a consequence of any Epidemic Failure. If in the opinion of Buyer, the recall of any Goods is warranted or is necessitated, due to any Defects or any non-compliance or likely non-compliance of any Goods with Applicable Law or for safety concerns, all costs of the recall of the Goods shall be borne by Supplier alone, including but not limited to cost related to logistics, repair or replacement of recalled Goods.

14

PURCHASE ORDER

RELIANCE RETAIL LIMITED	Number : J01/4600004572
Reliance Corporate Park, Building No. 4, Ground	Date : 23.11.2015
Floor, ‘C’ W
Thane-Belapur Road, Ghansoli, Navi
Mumbai-400701 INDIA
Telephone : 022 -6767116
Fax : 022 -67671065

Terms and Conditions for Purchase of Goods Confidential

10. COMPLIANCE WITH APPLICABLE LAWS

Supplier shall comply with all the Applicable Laws while performing under this Terms and Conditions including without limitation all laws that apply to the Buyer for the compliance of which Buyer depends upon Supplier’s performances under the Purchase Order.

11. CONSIDERATION

11.1 The prices set forth in the Purchase Order for the Goods (“Price”) are firm and not subject to escalation or adjustment on any account and such price shall include any increase in the cost of production, raw materials, labour, taxes, duties or any fluctuations in exchange rate. The Price shall include without limitation:

a) All duties, statutory levies and taxes referred to in “Taxes and Duties” below;

b) Any costs relating to the packing and handling, transfer and delivery and insurance of Goods up to the Delivery Point, subject to INCOTERMS 2010 stated in Purchase Order;

c) Any license fees including, without limitation, Software license fees whether separate or as part of the Deliverables, royalties, levies or other charges for use of Intellectual Property Rights of Supplier and any third parties relating to the Goods; and

d) Any costs and expenses to supply, test and achieve Acceptance of the Deliverables including, without limitation, charges for legal and regulatory compliance, performance bonds, escrow accounts, telephone, utilities, testing, inspection and Supplier resources as applicable, and including the cost of Supplier’s accommodations, travel and subsistence expenses.

12. TAXES AND DUTIES

12.1 Supplier shall promptly pay all taxes, duties and charges levied against Purchase Order by governmental authorities in Supplier’s jurisdiction. Buyer may, at any time, require Supplier to submit to Buyer satisfactory evidence of payment of all such taxes, duties and charges as agreed in the Purchase Order.

12.2 The Price shall be exclusive of all taxes, duties and statutory levies on the purchase of Goods as applicable in India and such taxes, duties and statutory levies shall include but not limited to customs duty, excise duty, service tax, sales tax and value added tax or similar tax. In case of Goods imported by Buyer into India, Price will be exclusive of all indirect taxes in India, wherein the Buyer shall be the importer on record in India and shall pay the applicable taxes, duties and statutory levies directly to the relevant statutory authorities in India.

15

PURCHASE ORDER

RELIANCE RETAIL LIMITED	Number : J01/4600004572
Reliance Corporate Park, Building No. 4, Ground	Date : 23.11.2015
Floor, ‘C’ W
Thane-Belapur Road, Ghansoli, Navi
Mumbai-400701 INDIA
Telephone : 022 -6767116
Fax : 022 -67671065

Terms and Conditions for Purchase of Goods Confidential

12.3 Supplier shall be liable for any increase in the customs duties during or post clearance and also for any fines, penalties, interest, ground rent, demurrages, seizures or any other liability imposed by authorities on Buyer in terms of the Customs Act, 1962 or any other succeeding enactment which are due to delayed delivery, errors and/or omissions in Documentations provided by the Supplier that result in any non-compliance with any statutory requirements or public notices.

12.4 In case of domestic purchase, Buyer will pay indirect taxes to the Supplier which are mentioned in duly issued Purchase Order by the Buyer provided that Buyer is in receipt of invoice which complies with all the requirements prescribed by statutory authorities. However any payment of invoice by buyer shall not be considered as a waiver of Buyer’s rights and remedies with respect to any invoice.

12.5 If the payment under any invoice to the Supplier is subject to withholding tax / tax deducted at source as per the Income Tax Act, 1961 as amended or substituted from time to time (“ITA”), the Buyer shall deduct such tax from the corresponding payments and shall deposit such tax with the appropriate governmental authorities and provide the Supplier the tax deduction certificate within the time period prescribed under the ITA.

12.6 Unless Supplier provides Buyer with all required Supporting Documents (as defined hereunder), verifying that Supplier is not taxable in India, then before making any payment to Supplier, Buyer shall have the right to deduct and withhold applicable taxes on the income of the Supplier in accordance with the ITA. Buyer shall be entitled in its sole discretion to determine the applicable rate and amount of such taxes to be deducted and withheld in accordance with ITA, and the Supplier shall not dispute the same. For the avoidance of doubt, it is clarified that Supplier shall be responsible for all income taxes (including withholding taxes in India, if applicable) arising from Supplier’s income accrued or arising or deemed to accrue or arising in India under or in relation to these Terms and Conditions and Purchase Order.

12.7 If any taxes, duties and statutory levies are chargeable to the Buyer as provided in Purchase Order, the Supplier shall ensure that the invoice should include only the aforesaid taxes, duties and statutory levies in separate itemized manner and further the invoice shall meet all requirements imposed by the relevant taxation authorities and shall meet all further conditions necessary for Buyer to obtain CENVAT, VAT or any other applicable credit of taxes, duties and statutory levies. Provided Buyer is in receipt of a correct invoice meeting all the aforesaid requirements, Buyer will pay to the Supplier such taxes, duties and statutory levies properly chargeable in respect of that invoice and in accordance with the payment terms. Buyer reserves the right to withhold payment of any invoice to the Supplier until the Supplier has provided Buyer with a proper and correct invoice meeting the aforesaid requirement and all other requirements based on Applicable Laws from time to time.

16

PURCHASE ORDER

RELIANCE RETAIL LIMITED	Number : J01/4600004572
Reliance Corporate Park, Building No. 4, Ground	Date : 23.11.2015
Floor, ‘C’ W
Thane-Belapur Road, Ghansoli, Navi
Mumbai-400701 INDIA
Telephone : 022 -6767116
Fax : 022 -67671065

Terms and Conditions for Purchase of Goods Confidential

12.8 Supplier shall not be entitled to recover any additional taxes and duties applicable on the Price due to Supplier by Buyer wherein any invoice / supplementary invoice raised by Supplier for such additional taxes and duties and same is ineligible for being claimed as input tax credit by Buyer on account of provisions of Rule 9 (1) (bb) of CENVAT Credit Rules, 2004 or any other relevant provision in any other similar legislation.

12.9 Tax Indemnities: Supplier shall at its sole cost and expense indemnify, defend and hold Buyer Indemnified Parties harmless from any and all liabilities, claims, taxes, duties, assessments, fees, levies, withholding taxes, charges, penalties, fines and/or interests of any kind and nature whatsoever and any cost relating or in relation thereto (including attorneys’ fees, cost of obtaining legal opinions, court fees etc.) howsoever incurred by, imposed upon or asserted against or brought against, Buyer Indemnified Parties by any statutory or governmental body or agency either in India or in any other country or province, upon or with respect to the purchase of the Goods and/or otherwise in relation to this Terms and Conditions and any document, instrument, agreement or contract entered into in relation hereto or otherwise in relation to the Goods, including for any short or no deduction of withholding tax by Buyer in India on the income of Supplier arising out of or relying on the Supporting Documents provided by the Supplier. This tax indemnity shall survive expiry or any early termination of the Purchase Order and this Terms and Conditions.

13. INVOICING AND PAYMENTS FOR DELIVERABLES AND SET OFF

13.1 Full invoice for Goods shall be done along with supply of Goods. Each correct, complete and undisputed invoice shall be provided along with (i) one copy of Supplier’ s certificate of incorporation (in English language); (ii) one copy of the certificate of tax residency issued by Supplier’s local authorities; (iii) certificate for no permanent establishment in India, if applicable; (iv) an authorizing letter from Supplier to make an application to the income tax department in India seeking tax clearance for remittance of Price to Supplier; (v) Supplier’s Permanent Account Number (PAN) number as issued by the Indian income tax department; (vi) written confirmation from Buyer as to completion of the corresponding payment milestone and any other necessary documents required by Buyer, such as payment certification documents, necessary shipping documents required for clearance of Goods; and (vii) any other documents as required by the Buyer (individually and collectively “Supporting Documents”). Invoices shall in all cases bear details required by Buyer including the Purchase Order number, information which may be required by Buyer for making payment such as name of the bank, account number, RTGS/NEFT code, and swift codes, in addition to Supporting Documents (“Invoice Payment Details”). Buyer shall be entitled to reject any incorrect invoice, or if Supplier fails to include any Invoice Payment Details or attach any of the Supporting Documents, and Buyer shall not be liable or responsible and Buyer shall not be in breach of this Terms and Conditions for any resulting delay in payment and the same shall be solely Supplier’s responsibility and liability.

13.2 Payment remittances shall, unless otherwise agreed by Buyer, shall either be made by bank transfer or by cheque. The payment shall be made only to the entity to whom the Purchase Order has been issued by Buyer and shall be on the basis of details provided by the Supplier in Invoice Payment Details and Supporting Documents. The Supplier shall indemnify and hold the Buyer harmless of any claims as regards to incorrect or improper Invoice Payment Details or Supporting Documents.

17

PURCHASE ORDER

RELIANCE RETAIL LIMITED	Number : J01/4600004572
Reliance Corporate Park, Building No. 4, Ground	Date : 23.11.2015
Floor, ‘C’ W
Thane-Belapur Road, Ghansoli, Navi
Mumbai-400701 INDIA
Telephone : 022 -6767116
Fax : 022 -67671065

Terms and Conditions for Purchase of Goods Confidential

13.3 Seller may not assign its payment receivables from the Buyer to any third party without the prior written consent of Buyer.

13.4 Unless otherwise stated in the Purchase Order, each undisputed invoice is due and payable by Buyer 90 (ninety) business days following the later of: (a) Buyer’s receipt of the correct invoice, all Supporting Documents and Invoice Payment Details, or (b) Buyer’s Acceptance of Goods.

13.5 Set-off. Buyer may suspend or reduce the payment of the invoice or any portion thereof in order to retain or set off the following: (i) Liquidated Damages; (ii) Back Charges; or (iii) any and all amounts owing from Supplier to Buyer or its Affiliate under this Terms and Conditions or otherwise. Payment of the balance of such invoice, after such set-off, shall be deemed to be payment in full by Buyer under the invoice.

14. SECURITIES AND CORPORATE GUARANTEE

14.1 If agreed between the Parties, Supplier shall, for securing any (a) advance payments extended by Buyer, or (b) to ensure timely and full performance of Suppliers obligations under these Terms and Conditions and the Purchase Order; submit one or more securities in the form of irrevocable and unconditional standby letter of credit (in a format provided by or approved by the Buyer) from a reputed bank having operations in India acceptable to Buyer for an amount equal to (i) such percentage of the value of the Purchase Order as specified in the Purchase Order for security under sub-clause (b) above however if amount has not been specified or agreed then not less than 10% of the value of the Purchase Order and (ii) amount of advance extended or performance security agreed. The securities provided herein shall be valid for the period as specified in the Purchase Order or for a period equal to sixty (60) months from the date of Acceptance and a claim period of (12) months beyond the expiry of the validity period.

14.2 In the event, Buyer issues a Purchase Order before receipt of the performance security as provided herein above, then Buyer shall be entitled to terminate and/or suspend the Purchase Order or any payments therein at any time unless Supplier submits the Performance Security to Buyer. Buyer shall be entitled to draw amounts or invoke the securities provided herein in the event of failure of delivery, installation and commissioning or Acceptance of Goods, or upon any breach of the Terms and Conditions or the Purchase Order by Supplier which Supplier is not able to cure in accordance with these Terms and Conditions. Buyer’s right to invoke or en-cash the securities, in whole or parts, shall not be restricted or prejudiced if Supplier’s proceeds for any dispute resolution to resolve any dispute including in accordance with this Terms and Conditions or upon any termination of this Terms and Conditions or Purchase Order for cause by the Buyer. Supplier shall take all necessary steps to ensure that the value of each security is immediately restored to the extent of any amount drawn or invoked by Buyer under such security.

14.3 If agreed by the Parties, the Buyer, shall be entitled to retain a portion of the amount payable to the Supplier as way of retention money. The retention money shall be returned to the Supplier upon completion of the Warranty period.

18

PURCHASE ORDER

RELIANCE RETAIL LIMITED	Number : J01/4600004572
Reliance Corporate Park, Building No. 4, Ground	Date : 23.11.2015
Floor, ‘C’ W
Thane-Belapur Road, Ghansoli, Navi
Mumbai-400701 INDIA
Telephone : 022 -6767116
Fax : 022 -67671065

Terms and Conditions for Purchase of Goods Confidential

14.4 Without prejudice to it rights for being furnished the securities specified above, the Buyer may require the Supplier to furnish a corporate guarantee in the format provided by the Buyer from Supplier’s parent (including ultimate parent) or Affiliate for Supplier’s the due and timely performances of these Terms and Conditions and Purchase Order. However, in case the Purchase Order is issued prior to receipt of the corporate guarantee then the Buyer shall have the right (to be exercised in its sole discretion) to either refuse to accept delivery of the Deliverables or refuse to make any payments herein to the Supplier unless Supplier provides the required corporate guarantee.

15. EVENT OF DEFAULT OF SUPPLIER

15.1 Without prejudice to any other rights available to Buyer under this contract, equity and under Applicable Laws, Buyer may terminate this Terms and Conditions or Purchase Order, of part thereof, when:

(a) Supplier is in breach of any provision of this Terms and Conditions or Purchase Order which breach, if capable of being cured, is not cured by the Supplier within thirty (30) days of being notified by Buyer; or

(b) Supplier or any of its Affiliates is / are blacklisted by government of India or by any government authority which has jurisdiction on any operations of Buyer and/or its Affiliates; or

(c) Supplier becomes insolvent, or is the subject of bankruptcy or winding up proceedings, which proceedings are not dismissed within (90) days of the institution of such proceedings.

15.2 Termination for Convenience by Buyer. Buyer may terminate this Terms and Conditions or Purchase Order of any part thereof for Buyer’s convenience and without assigning any reasons thereto at any time by giving a prior written notice of not less than fifteen (15) days to Supplier specifying such termination and the date upon which such termination shall become effective.

15.3 Consequences of Termination. Supplier shall return to Buyer any materials provided by Buyer to Supplier upon termination of this Terms and Conditions or Purchase Order. Upon request from Buyer, Supplier shall co-operate in good faith with Buyer for smooth transition of the obligations or duties of Supplier so terminated. Provided, always, that, Supplier shall (i) at all times continue with the performance of its obligations under the Purchase Order to the extent not terminated under this Section; and (ii) mitigate any loss, cost or damage which Buyer may incur as a result of termination of the Purchase Order. Termination for any reason whatsoever shall not affect or prejudice any rights, claims or liabilities which may have accrued to either Party prior to the date and time of such termination.

15.4 Unless and to the extent provided in the Terms and Conditions, no party can terminate or suspend the Terms and Conditions or Purchase Order or any part thereof.

19

PURCHASE ORDER

RELIANCE RETAIL LIMITED	Number : J01/4600004572
Reliance Corporate Park, Building No. 4, Ground	Date : 23.11.2015
Floor, ‘C’ W
Thane-Belapur Road, Ghansoli, Navi
Mumbai-400701 INDIA
Telephone : 022 -6767116
Fax : 022 -67671065

Terms and Conditions for Purchase of Goods Confidential

16. FORCE MAJEURE

If a party is prevented from performing any or all of its obligations of the Purchase Order or this Terms and Conditions by any act of God, any act, event, omission or condition beyond a Party’s control (a “Force Majeure Event”), the affected Party shall give written notice to the other Party within two (2) business days of the occurrence of the Force Majeure Event and the affected Party shall be excused from such performance during, but not longer than, the continuance of such Force Majeure Event. Each Party shall bear their own costs arising from the Force Majeure Event and shall take all reasonable steps to find ways to perform their obligations despite the Force Majeure Event. If the Force Majeure Event for any Party continues for more than 30 consecutive days, Parties shall mutually discuss in good faith the next steps.

17. INSURANCE

In addition to the insurance required as per the INCOTERMS specified in the Purchase Order, the Supplier warrants that, it has taken out and undertakes to maintain appropriate insurance cover, including but not limited to health, death, disability and professional indemnity insurance with a reputable insurance company against all its Liabilities and Indemnities that may arise under this Terms and Conditions and include a waiver of subrogation against the Buyer. This obligation shall not limit Supplier’s indemnities, nor shall it change any limitation on Supplier’s liability. Upon Buyer’s request, Supplier shall provide to Buyer certificates from Supplier insurers stating the amount of insurance coverage, nature of such coverage, and expiration date of each applicable policy.

18. INDEMNIFICATION

18.1 Supplier shall, at its own cost and expense, defend, indemnify and hold Buyer Indemnified Parties, harmless from and against any and all actions, suits, claims (third party as well as counter-party), demands, orders, judgments, decrees, liabilities, losses, damages, penalties, settlements, costs, expenses and fees (including court costs and reasonable fees and expenses of counsel and other experts) (collectively “Liabilities”) which are brought against or incurred or suffered by Buyer Indemnified Parties and any and all expenses due to (A) any claim by any third party that the Deliverables (or any part thereof) infringe or misappropriate any third party’s intellectual property rights or trade secrets (“Supplier Infringement Claim”); (B) violations of representation, warranties or Applicable Law by Supplier; and (C) any other Liability, loss and expenses that shall have resulted from any fraud, negligent act or omission, willful misconduct or default of Supplier.

18.2 Remediation of Supplier Infringement Claim. In addition to its indemnification obligation hereunder, in the event of any Supplier Infringement Claim, Supplier shall use its best efforts to (i) provide to Buyer without any additional cost or expense to Buyer, the unrestricted right to continue to use the Software (ii) modify the Software to eliminate the infringement, without any loss of functionality and performances.

20

PURCHASE ORDER

RELIANCE RETAIL LIMITED	Number : J01/4600004572
Reliance Corporate Park, Building No. 4, Ground	Date : 23.11.2015
Floor, ‘C’ W
Thane-Belapur Road, Ghansoli, Navi
Mumbai-400701 INDIA
Telephone : 022 -6767116
Fax : 022 -67671065

Terms and Conditions for Purchase of Goods Confidential

18.3 Any indemnification claim shall be paid by Supplier within thirty (30) days of receipt of an indemnification notice. The limitations and exclusions of liability contained in Section 19 (Limitation of Liabilities) do not apply to this Section.

19. LIMITATION OF LIABILITIES

19.1 Notwithstanding anything contrary contained in the Purchase Order and this Terms and Conditions, in no event shall the aggregate liability of either Party in respect of all claims for Liabilities and expenses arising under this Terms and Conditions exceed the value of the Purchase Order. The foregoing limitations shall not apply to Liabilities or expenses caused due to: (i) breach obligations with respect to Confidential information; (ii) an act for which Supplier is obligated to indemnify hereunder; (iii) any misrepresentation or fraud; or (iv) any act or omission by either Party causing death or bodily injury or loss or damage to tangible property.

19.2 Consequential Damages: Neither party shall be liable to the other for any indirect, consequential, punitive or exemplary damages.

19.3 Third Party Claims and Damages: Supplier hereby acknowledges and agrees that claims from and Liabilities sustained and expenses incurred hereunder by any Affiliate or third parties (including subscribers or users) of Buyer and/or its Affiliates shall not be deemed consequential, or indirect damages vis-a-vis Buyer because the Buyer’s Affiliate’s and/or aforesaid third parties claims, Liabilities and expenses are claimed through Buyer.

20. GOVERNING LAW AND SETTLEMENT OF DISPUTES

20.1 Governing Law and Jurisdiction: The Purchase Order and Terms and Conditions shall be governed by and construed in accordance with the laws of the Republic of India excluding its conflict-of-laws provisions which would refer construction hereof to the laws of another jurisdiction. The application of the United Nations Convention on Contracts for the International Sale of Goods is expressly excluded. Save and except for the remedies of equitable relief, interim relief, or interim measures, the Parties shall be bound to refer the disputes or differences arising under or in relation to these Terms and Conditions and/or Purchase Order to the binding arbitration in accordance with the provisions of this Terms and Conditions, and subject to arbitration, each Party hereby irrevocably submits to the exclusive jurisdiction of the Courts at Mumbai for the purpose of seeking equitable relief, interim relief, or interim measures.

20.2 Settlement of Disputes: The Parties shall be bound to refer the disputes or differences arising out of or in relation to the Purchase Order or this Terms and Conditions to a binding arbitration in accordance with the provisions of the Arbitration and Conciliation Act, 1996 including any amendments or re-enactments thereto by three arbitrators. Each Party shall appoint one independent arbitrator, and the two appointed arbitrators shall appoint a third independent arbitrator who shall act as the presiding arbitrator. All three arbitrators shall constitute an arbitration tribunal. The arbitration proceedings shall be held and the seat of arbitration shall be in Mumbai. It is hereby clarified that the Parties shall have the discretion to seek equitable relief, interim relief or interim measures in any court of competent jurisdiction (a) before commencement of arbitral proceedings as per the provisions in this Terms and Conditions, or (b) during arbitral proceedings, or (c) at any time after the making of the arbitral award by the arbitral tribunal but before it is enforced. Buyer can enforce the arbitral award or any judgment, order or decree of court against Supplier and/or its assets at any court of competent jurisdiction; however, Supplier can only enforce the arbitral award or any judgment, order or decree of court against Buyer and/or its assets in the Republic of India.

Supplier cannot suspend or terminate its performances, deliveries and licenses during any dispute resolution or judicial / quasi-judicial process.

21

PURCHASE ORDER

RELIANCE RETAIL LIMITED	Number : J01/4600004572
Reliance Corporate Park, Building No. 4, Ground	Date : 23.11.2015
Floor, ‘C’ W
Thane-Belapur Road, Ghansoli, Navi
Mumbai-400701 INDIA
Telephone : 022 -6767116
Fax : 022 -67671065

Terms and Conditions for Purchase of Goods Confidential

21. NOTICES

Any notice required to be given under or in relation to the Purchase Order shall be in writing in the English language. Any notice to the Supplier shall be to the addresses specified in the Purchase Order and shall be delivered by fax, e-mail or overnight courier, in which case it shall be deemed to have delivered in the next three business days.

All notices and other communication to the Buyer shall be addressed as follows:

1st Floor, Building No.2 A,

Reliance Corporate Park, Ghansoli,

Thane Belapur Road Navi Mumbai 400701

Attn: Procurement and Commercial Team

With copy to:

The Legal Department

22. CONFIDENTIALITY ANO NO PUBLICITY

22.1 Confidentiality: Except as required for Supplier’s fulfilment of a Purchase Order, Supplier shall not use or disclose any Confidential Information obtained from the Buyer or from Buyer’s Affiliates or third parties, and shall protect the Confidential Information with the same degree of care as Supplier uses for its own similar information, but no less than reasonable care. Confidential Information includes, without limitation, all information designated by Buyer as confidential (either in writing or verbally) or information that a reasonable person would believe to be confidential given the nature of the information or circumstances of disclosure.

22.2 No Publicity: Without prior written approval of Buyer, Supplier agrees not to make public disclosures relating to the Purchase Order, this Terms and Conditions, including its existence, the terms and any reference to Buyer (including marks, logo, copyrights etc.) to publicize the fact that Buyer is, or was, in a business relationship with the Supplier or to utilize Buyer’s name in any mode of publicity in this respect, except for internal announcements or disclosures required to meet legal or regulatory requirements beyond the reasonable control of Supplier, provided that for any legal or regulatory requirements where such requirements permit redaction of certain clauses of this Terms and Conditions (i.e. filings with Securities Exchange Commission), Parties shall mutually discuss in good faith the nature and extent of such redactions.

22

PURCHASE ORDER

RELIANCE RETAIL LIMITED	Number : J01/4600004572
Reliance Corporate Park, Building No. 4, Ground	Date : 23.11.2015
Floor, ‘C’ W
Thane-Belapur Road, Ghansoli, Navi
Mumbai-400701 INDIA
Telephone : 022 -6767116
Fax : 022 -67671065

Terms and Conditions for Purchase of Goods Confidential

23. ECA FINANCING {Applicable only for Foreign Supplier}:

In the event that the Buyer desires to apply for export credit financing, guarantees or insurance coverage (collectively, #ECA Financing”) through an Export Credit Agency (an ECA), with respect to this Purchase Order, Supplier shall render all assistance reasonably requested by Buyer in connection with such ECA Financing.

24. MISCELL ANEOUS PROVISIONS

24.1 Entire Agreement: Except for any fraud or misrepresentation of Supplier or on Supplier’s behalf, this Terms and Conditions together with the Purchase Order and each document or agreement as attached to the Purchase Order or referenced herein, embodies the entire agreement between Buyer and Supplier with respect to the supply of Deliverables as set forth therein and supersedes all prior oral or written statements, representations, promises, negotiations or understandings with respect to the subject matter hereof. Nothing contained in the acknowledgement or confirmation of a Purchase Order by Supplier or any communication of acknowledgement or confirmation thereof has any effect of amendment or variation upon the Purchase Order unless such amendment or variation is specifically accepted by Buyer and incorporated in writing into such Purchase Order.

24.2 Survival: The terms and conditions, which by implication or by express stipulation of the Parties, survive the termination or expiry of the Purchase Order, shall be adhered to and complied with by the Parties. In addition to and without limiting the generality of the foregoing, Sections related to consequences of termination, securities and corporate guarantee, warranties, indemnities, Software License, confidentiality shall survive termination or expiration.

24.3 Best Prices and terms: Supplier warrants that the terms agreed herein and in the Purchase Order are the best and the Prices/rates are the lowest charged by Supplier to other similarly-situated customers for similar quantities of same or similar Deliverables.

24.4 Assignment and Sub-Contracting: The Purchase Order or these Terms and Conditions shall not be assigned, transferred or novated either in full or in part by Supplier to any third party without the prior written consent of the Buyer, and only upon such terms as are mutually agreed by both Parties hereto. Buyer may, in whole or in part, assign, novate or otherwise transfer its rights and obligations under the Purchase Order or this Terms and Conditions to any of its Affiliates or to any third party (including its financiers or lenders, in which case Supplier shall provide full co-operation to the Buyer and such financiers or lenders), without the prior written consent of Supplier. All Deliverables to be sold/ provided to Buyer pursuant to the Purchase Order and this Terms and Conditions shall be manufactured by or performed by Supplier; provided, however, that Supplier may sub-contract the manufacture or performance of any Deliverables to a manufacturer with Buyer’s prior written consent, provided that any such sub-contracting shall not relieve Supplier of its obligations here under and the Supplier shall be liable for the due performance of the sub-contractor’s obligations.

23

PURCHASE ORDER

RELIANCE RETAIL LIMITED	Number : J01/4600004572
Reliance Corporate Park, Building No. 4, Ground	Date : 23.11.2015
Floor, ‘C’ W
Thane-Belapur Road, Ghansoli, Navi
Mumbai-400701 INDIA
Telephone : 022 -6767116
Fax : 022 -67671065

Terms and Conditions for Purchase of Goods Confidential

24.5 Non Waiver: No waiver shall be valid unless given in writing and signed by the authorised representative of a party making the waiver. The termination of the Purchase Order and/or these Terms and Conditions by Buyer shall not operate as a waiver of any breach of their respective terms by Supplier.

24.6 Cumulative Remedies: The rights and remedies available to Buyer under this Terms and Conditions are cumulative and in addition to, and are not to be construed in any way as a limitation of, any rights and remedies available to Buyer, including but not limited to any equitable relief available to it under Applicable Law.

24.7 No Liens: In order to assure Buyer of the prompt and unrestricted use of the Deliverables Supplier hereby irrevocably waives any and all liens or security interests against such Deliverables which it might otherwise assert in the resolution of disputes arising under or in relation to the Purchase Order or these Terms and Conditions.

24.8 Severability: If any provision of these Terms and Conditions or Purchase Order is declared by a competent court to be unenforceable or void being contrary to law, the remaining provisions of such Terms and Conditions or Purchase Order, as the case may be not materially affected by such a declaration shall be valid and enforced to the extent permitted by law. The Parties shall negotiate in good faith and substitute a provision that is legal and enforceable and is as nearly as possible consistent with the intentions underlying the original provision declared to be contrary to law.

24.9 Independent Contractor: The performance by Supplier of its duties and obligations under the Purchase Order is that of an independent contractor and nothing contained in the Purchase Order or these Terms and Conditions implies an agency relationship or constitutes a joint venture or partnership between Buyer and Supplier. Supplier shall have no right or authority to, and shall not do any act, enter into any contract, make any representation, give any warranty, incur any liability or assume any obligation (express or implied) of any kind on behalf of Buyer or bind Buyer in any way.

24.10 Further Assurance Supplier, upon the reasonable request from time to time of Buyer and without further consideration, shall do each and every act and thing as may be necessary or reasonably desirable to fully and effectively consummate, evidence and confirm the transactions contemplated hereby, including: (a) executing, acknowledging and delivering assurances, assignments, powers of attorney and other documents and instruments; (b) furnishing information and copies of documents, books and records; and (c) assisting in good faith in any litigation, threatened litigation or claim and cooperating therein with Buyer and its Affiliates and their advisors and representatives, including providing relevant documents and evidence and maintaining confidentiality in connection with such litigation or threatened litigation or claims, in each case.

24.11 Counterparts: The Purchase Order along with these Terms and Conditions may be executed or acknowledged by one or more of the Parties on any number of separate counterparts, and all of said counter parts taken together shall be deemed to constitute one and the same instrument.

[End of the document]

24